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                                EXHIBIT 10.5(f)

                            SUBORDINATION AGREEMENT


       In consideration of the financial accommodations given, to be given or continued by First of America Bank-Michigan, N.A. (herein termed "Bank") to (herein termed "Borrower") and in order to induce the Bank to extend or continue to extend credit to the Borrower upon such terms and conditions as may from time to time be agreed upon by the Bank and the Borrower, Kelly E. Miller (herein termed "Creditor"), Borrower and Bank agree as follows:

   1. Creditor subordinates all indebtedness, including interest thereon (herein called "Subordinated Indebtedness") which is now or may at any time hereafter be owing to the Creditor by the Borrower in favor of all indebtedness, including interest thereon (herein called "Senior Indebtedness") which is now or at any time be owing by the Borrower to the Bank whether now or hereafter existing, absolute or contingent, secured or unsecured, due or not due, joint or several, and however arising.

   2. Unless paragraph 11 hereof is applicable, the Borrower agrees that no payment of or on account of any Subordinated Indebtedness shall be made or any security given therefor until such time as Bank has been paid in full and this Agreement shall have been released in writing by Bank. Creditor further agrees not to demand, receive or accept any such payment or security from Borrower.

   3. If Creditor receives any payment from Borrower in contravention of paragraph 2 hereof and fails to deliver same to Bank in the form received for application on the Senior Indebtedness, the Creditor so receiving such payment shall become liable to the Bank for the Senior Indebtedness.

   4. Borrower agrees that should there be any violation of this Subordination Agreement while the Senior Indebtedness remains unpaid, the maturity of the Senior Indebtedness may, at Bank's option, be accelerated and the entire principal sum shall become immediately due, together with interest and attorney fees notwithstanding any provision in the documents evidencing the Senior Indebtedness to the contrary.

   5. In the event of any receivership, insolvency, bankruptcy, assignment for the benefit of creditors, readjustment of indebtedness, composition, reorganization, whether or not pursuant to bankruptcy laws, sale of substantially all of the assets, dissolution, winding up, liquidation or any other marshaling of the assets or liabilities of Borrower, any payment or distributions of assets of Borrower of any kind or character, whether in cash, securities for other property, which would otherwise be payable to or deliverable upon or with respect to any or all indebtedness of Borrower to the Creditor, shall be paid or delivered directly to the Bank for application on any Senior Indebtedness of Borrower to Bank until such Senior Indebtedness shall have been fully paid and satisfied. Bank shall have the right to enforce, collect and receive every such payment or distribution and given acquittance therefor, and Bank is hereby authorized as attorney in fact for the Creditor to

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vote and approve the Subordinated Indebtedness in any of the above described proceedings or in any meetings of creditors of Borrower relating thereto.

   6. The Creditor shall not assign, transfer, hypothecate or dispose of any claim it has or may have against Borrower while any Senior Indebtedness of Borrower to Bank remains unpaid, without prior written consent of Bank.

   7. The Creditor and Borrower represent to the Bank that the Subordinated Indebtedness, exclusive of interest, is in the amount of $1,910,750.00 as of the date of this Agreement without counterclaim, defense or offset. The Creditor and Borrower represent to Bank that the Subordinated Indebtedness is not evidenced by any notes or other negotiable instruments, except such notes or negotiable instruments, if any, as have been endorsed and delivered by the Creditor to the Bank simultaneously with the execution of this Agreement. To the extent that the Subordinated Indebtedness is hereafter evidenced by a note or negotiable instrument, Creditor agrees to promptly, upon receipt, endorse and deliver same to Bank.

   8. The Creditor agrees that so long as this Agreement is in effect each note or negotiable instrument which evidences the Subordinated Indebtedness shall be endorsed substantially as follows:

   The indebtedness hereby evidenced has been subordinated in favor of and assigned to First of America Bank-Michigan, by Subordination Agreement dated October 6, 1995, to which reference is hereby made, to secure all indebtedness now or hereafter owing by the maker or drawer hereof to said Bank." The Borrower agrees that it will render to the Bank upon demand a statement of borrower's account with the Creditor and that if will reflect in its financial records the legal effect of this Agreement.

   9. This Agreement shall constitute a continuing agreement of subordination, even though at times the Borrower is not indebted to the Bank and Bank may, without notice to the Creditor lend monies, extend credit and make other financial accommodations to or for the account of Borrower on the faith hereof until written notice or revocation of this Agreement as to future transactions shall be delivered to Bank by the Creditor, and receipt thereof acknowledged by Bank. Any such notice of revocation shall not affect this Agreement in relation to any obligations or liabilities of Borrower then existing, or any obligations or liabilities created thereafter pursuant to any previous commitment of the Bank to the Borrower, or any extensions or renewals of any such obligations and liabilities and extensions or renewals thereof.

   10. Bank, at any time and from time to time either before or after such notice of revocation, may enter into such agreement or agreements with Borrower as Bank may deem proper, extending the time of payment or renewing or otherwise altering the terms of all or any of the Senior Indebtedness or releasing, or substituting or affecting any security underlying any or all of such

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Senior Indebtedness or may exchange, sell or surrender or otherwise deal with any security, or may release any balance of funds of Borrower with Bank, without notice to the Creditor and without in any way impairing or affecting this Agreement.

   11. If subparagraphs (a), (b), or (c) of this paragraph are marked and initialed by Bank and notwithstanding anything to the contrary contained herein, so long as Borrower is not in default under the terms hereof or of any document executed in connection with the Senior Indebtedness, Borrower may make the following payments to Creditor and such payments shall not be deemed to be Subordinated Indebtedness:

       (a) [_] Payments representing interest only not to exceed _____% per annum or $__________ per ____________.

       (b) [_] Payments representing principal and interest at _____% per annum or $__________ per _____________.

       (c) [_]  Other (Specify): _______________________________________

    If checked here [_], Bank requires payments made under this Paragraph 11 to be delivered in kind to Bank which will in turn deliver same to Creditor.

   12. Bank's delay in or failure to exercise any right or remedy shall not be deemed a waiver of any obligation of the Creditor or right of Bank. This Agreement may be modified, and any of Banks' rights hereunder waived, only by agreement in writing signed by Bank.

   13. This Agreement shall inure to the benefit of Banks' successors and assigns and binds the heirs, legatees, personal representatives, successors and assigns of the Creditor.

   14. Notice of acceptance by Bank of this Agreement is hereby waived by the Creditor, and this Agreement and all of the terms and provisions hereof shall immediately be binding upon the Creditor from the date of execution hereof.

   15. This Agreement shall be construed and governed by the laws of the State of Michigan.

    Executed this 6th day of October, 1995.

                                             CREDITOR:

                                             Kelly E. Miller



                                             /s/ Kelly E. Miller
                                             -------------------------------
                                             Kelly E. Miller


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       The Borrower hereby consents to the foregoing Agreement and agrees to be bound by the terms and conditions thereof.

                                             BORROWER:

Dated: October 6, 1995                       Miller Oil Corporation



                                             By /s/ Kelly E. Miller
                                                -----------------------------
                                                Kelly E. Miller, President



Accepted by Bank:

                                             BANK:

DATED: October 6, 1995                       First of America
                                              Bank-Michigan, N.A.



                                             By /s/ Scot J. MacDonald
                                                -----------------------------
                                                Scot J. MacDonald
                                                ITS Senior Vice President


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                                  SCHEDULE TO

                            SUBORDINATION AGREEMENT


       In addition to the Subordination Agreement filed as Exhibit 10.5(f), First of America Bank-Michigan, N.A. has entered into a Subordination Agreement dated as of October 6, 1995 with Miller Oil Corporation and each of the following individuals:

                                 David A. Miller
                                 Susan E. Bell
                                 Daniel R. Miller

       Other than with respect to different parties thereto, the Subordination Agreements with David A. Miller, Susan E. Bell, and Daniel R. Miller are identical to the Subordination Agreement filed as Exhibit 10.5(f).